UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd
Fort Lawn,
SC
29714

(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed by Northann Corp. (the “Company”) on December 6, 2024, the Company entered into a securities purchase agreement with Oneflow LLC as the lead investor and four other passive investors (the “Oneflow SPA”), pursuant to which the Company agreed to sell common stock to various purchasers (the “Oneflow Purchasers”) in a private placement transaction (the “Oneflow Private Placement”). The closing of the Oneflow Private Placement was subject to certain closing conditions, including but not limited to the approval of the Company’s stockholders and sixty calendar days after the approval of NYSE American.

On December 31, 2024, the Company’s stockholders approved the share issuance. On January 13, 2025, NYSE approved the share issuance. As of March 28, 2025, each Oneflow Purchaser wired $1,626,600 to the Company as the payment for the Oneflow Private Placement. Pursuant to the Oneflow SPA, the closing price was $0.2033 per share, calculated from the average of the closing price of the Company’s shares of common stock on the five trading days immediately prior to the closing of the Oneflow Private Placement, from March 24, 2025 to March 28, 2025. On March 31, 2025, the Company issued 8,000,000 shares of common stock to each Oneflow Purchaser, or an aggregate of 40,000,000 shares of common stock to the Oneflow Purchasers, and closed the Oneflow Private Placement. The Company had 95,464,400 shares of Common Stock outstanding after the issuance. The Company plans to use the proceeds from the Oneflow Private Placement as working capital.

Item 8.01. Other Events.

As a result of the issuance of the 40,000,000 shares of common stock to the Oneflow Purchasers, the voting power of Mr. Lin Li, the Company’s Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer, has reduced from a majority to 44.3%. Therefore, from March 31, 2025, the Company ceased qualifying as a “controlled company” under the rules of the NYSE American Company Guide.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Form of Share Purchase Agreement by and between the Company and Oneflow LLC as the lead investor and other investors dated December 6, 2024 (incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K filed on December 6, 2024)

10.2
Form of Registration Rights Agreement by and between the Company and Oneflow LLC as the lead investor and other investors dated December 6, 2024 (incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K filed on December 6, 2024)

104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: April 4, 2025	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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